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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 20, 2006
                                (March 17, 2006)

                                  AMICAS, Inc.
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             (Exact name of registrant as specified in its charter)


               Delaware                                000-25311                             59-2248411
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    (State or other jurisdiction of                   (Commission                           (IRS Employer
            incorporation)                           File Number)                        Identification No.)
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         20 Guest Street, Boston, MA                                02135
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   (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code: 617-779-7878

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 17, 2006, AMICAS, Inc. (the "Company") announced the substantial completion of the annual financial statement portion of its audit results as of and for the year ended December 31, 2005 and the release of its updated financial results.

As previously announced on February 17, 2006, the Company was in the process of looking into a question involving $300,000 of its service revenues. The review process by the Company's audit committee is now complete and did not result in any change to the financial statements.

The Company has reclassified its internal implementation and support costs within the cost of revenue in its statement of operations. As a result, the 2004 and 2005 quarterly statements of operations have been revised.

The Company was unable to timely file its Form 10-K for the fiscal year ended
December 31, 2005 due to the final audit and completion of its review by the Company's independent registered public accounting firm. Accordingly, on March
17, 2006, the Company filed a Form 12b-25 Notification of Late Filing with the
Securities and Exchange Commission.

The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934
(the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

         99.1     Press Release entitled "AMICAS Announces The Substantial
                  Completion Of The Financial Statement Portion Of Its 2005
                  Annual Audit And Filing Of Form 12b-25 With The Securities And
                  Exchange Commission", issued by AMICAS on March 17, 2006.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMICAS, INC.

                                   By: /s/ Stephen Hicks
                                       -----------------------------------------
                                       Name:  Stephen Hicks
                                       Title: Vice President and General Counsel



Date: March 20, 2006






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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press Release entitled "AMICAS Announces The Substantial
                  Completion Of The Financial Statement Portion Of Its 2005
                  Annual Audit And Filing Of Form 12b-25 With The Securities
                  And Exchange Commission", issued by AMICAS on March 17, 2006.